Investor Update February 2009

• 15-Year Track Record
 – Exclusively Multifamily
 – Top-Tier Returns to Shareholders
 – Value Investor, Strong Operator
 – Stable Leadership
• High Quality Portfolio
 – 145 Communities; 42,554 Units
 – Younger Portfolio than Sector Average
• Diversified in High Growth Region
 – Focus on High Growth Sunbelt Region
 – Primary/Secondary Market Strategy
 – Proven More Recession-Resistance
• Strong Balance Sheet
 – Debt/Gross Assets 50%
 – Refinancing Covered Out to 2011
 – Strong Dividend Pay-Out Ratio
 – Strong Interest Coverage Ratio
 – Capacity to Pursue Opportunities
Talus Ranch, Phoenix
Brier Creek, Raleigh
Strong Public Company Platform

Lincoln on the Green,
Memphis
Chalet at Fall Creek, Houston
Strong Year of Performance in ‘08

Lyon’s Gate, Phoenix
Eagle Ridge, Birmingham
Strong Year of Performance in ‘08
• Unit Interior Upgrades
 – 3,782 units, $5,146 per unit
 – $18 MM total invested
 – Average $82/month rent increase,
  or 11%
• Operating Platform Upgrades
 – Roll-out of web-based marketing and
  customer interface/service programs
 – Implementation of new web-based
  payment processes in Q2 2009
 • Simplified customer access
 • Automated process
 – Improved processes reduce Q4 net
  collection loss from 0.5% to 0.4%
 – Revised billing and utility processes
  implemented in ‘08, with further
  enhancements for 2009

Out-Performing Sector
MAA compounded
annual FFO growth
has been 3.5% versus
the sector average
of 0.9%
Steady FFO growth
has generated healthy
growth in AFFO
(FFO minus recurring
capital expenditures);
resulting in one of the
top-tier dividend pay-out
ratios and balance sheets.

Outlook for Apartment Leasing
Source: Witten Advisors
Weak employment trends will result in meaningful moderation
in revenue growth in 2009 and first half of 2010. Late 2010
and into 2011 recovery looks to be very strong.
For informational purposes only.  Do not use or disclose this information for any purpose other than within the context of this presentation.

Source: Witten Advisors
For informational purposes only.  Do not use or disclose this information for any purpose other than within the context of this presentation.
Delivery of new supply collapses setting up for very strong positive
absorption...high occupancies and strong pricing performance.
Outlook for Apartment Leasing

Positive demographic trends expected to further fuel a
very strong recovery for apartment leasing fundamentals.
Green Street Advisors, Apartment REITs - ’08 & ’09 Market Outlook, 11/30/07
Outlook for Apartment Leasing
• New construction is less than half of 1999 peak. Projected to decline further 2009 - 2011.
• Demographic change underway supports expectations for increase in demand.
• Move back towards normalized and sustainable single-family homeownership levels will further boost demand for multi-family housing.

MAA’s Ability to Continue Strong Performance…through the
weaker part of the cycle as well as in the strong recovery
period to follow…is driven by a few key variables.
Silverado, Austin
MAA Is Well Positioned
• Focus on High Growth Sunbelt
 Region with Strong Diversification
• Proven Strong Operating Platform
• Well Positioned and Strong Balance
 Sheet
• Disciplined Capital Deployment
 Practices

National MSA Average	1.1%
Sunbelt Region MSA Average	1.5%
Employment Growth Projections ’09 - ’13
Annual Compounded Growth Rates
MAA in 7 of the top 10 projected “Echo Boom Household” Markets:
Dallas, Houston, Atlanta, Phoenix, Austin, South FL, Orlando.
Source: Economy.com
Focus on High Growth Sunbelt

Source: BLS
By diversifying across both primary and select secondary markets
MAA is better able to withstand the down part of the cycle,
deliver strong results in the up part of the cycle, and capture lower risks and volatility over the full cycle.
Diversified For Full Cycle

Georgetown Grove, Savannah
Lighthouse Court, Jacksonville
Sophisticated Operating Platform
• Ability to out-perform markets;
 particularly in secondary market
 segment
• Seasoned full web-based
 management system
• Fully automated on-line leasing
• Fully operational yield
 management
• 2009 Initiatives
 – Bulk Cable Program
 – Statement Billing
 – Utility Fees
 – New Credit Screening

Watermark, Dallas
Grand Reserve, Lexington
Strong Balance Sheet Position
• $104 MM new equity raised
 in 2008 at $53 net/share
• $183 MM of capacity in
 Agency/Bank credit facilities
• 2009 debt maturities only
 $39MM, to be refinanced
 from capacity above
• 2010 maturities only $50MM
 (bank line) to be renewed in
 ordinary course of business
• Fixed rate/swap maturities
 are well laddered

• Superior Ratios
 – Fixed Charge
 – Payout Ratio
 – Leverage
• Only $6MM of development
 funding planned for 2009
• Agency Loan Maturities well
 laddered 2014 - 2018
	MAA	Median
Fixed charge coverage	2.51	2.30
FFO Payout ratio ‘08	66%	79%
FFO payout ratio ‘09	70%
Debt/Gross Assets	50%	55%
Source: KeyBanc 10-24-08, and MAA
Capital Structure - 12/31/2008
Common
44%
6%
Preferred
Debt
50%
Agency
Debt
89%
Other Debt
11%
Strong Balance Sheet Position

Grand Courtyards, Dallas
Lanier Club, Atlanta
External Growth Opportunities
• Improving opportunities for
 attractive acquisitions
 – A number of distressed markets
 – Distressed lease-ups
 – Failed condo/condo conversions
 – Pending refinancing requirement
• MAA has balance sheet
 capacity
 – Credit facilities in place at pre-
 crisis pricing
 – Lowest leverage since the IPO
• Fund Management
 – New Value-Add fund for 2009

Monthaven, Nashville
Park Place, Houston
Well Positioned For 2009
• Unit interior initiative: 7,000 units
 completed in the last three years
• Lease-up and new development
 projects reduced ‘08 FFO by
 $0.16/share, reduced to $0.07 in ‘09
• No 2009 development exposure
• Other new initiatives in 2009 expected
 to drive incremental $0.05+ FFO/share
 – Bulk Cable Program roll-out
 – Utility Billing Program changes (fees
 and billing platform)
 – Fully automated web-based leasing
• Company in position to take full
 advantage of reduced interest rates
 (20% of debt is floating rate)
 – MAA’s latest Fannie Mae variable rate
 debt costs 1.26%
 – MAA’s Fannie/Freddie $1.35 billion
 credit facilities have locked spreads

Forecast 2009
• Very weak employment market continues
• Resident turnover continues to decline
• Delinquency increases modestly
• New operating initiatives offset some market weakness
• Forecast same store; 0% to (2%) revenue; (3%) to (5%) NOI
• Interior upgrade initiative scaled back; 2,000 units at $10MM
• $75MM wholly-owned acquisitions (new properties); $30MM asset sales
• G&A before F&E taxes reduced 8.5% over ’08
• Average interest cost remains at very low 4.8%
• Dividend maintained at $2.46
 – 70% FFO pay-out ratio (‘08 sector median 78%)
 – 88% AFFO payout ratio (‘08 sector median 91%)
• FFO at $3.40 - $3.60, down 6% at mid-point
• Strong recovery begins late 2010/early 2011

*Source: KeyBanc 2-2-09
FFO Multiple
Price Discount from NAV
MAA Offers Attractive Value
• Compared to peers
 – Sells at 3rd biggest discount to
 consensus NAV
 – Sells at 3rd lowest FFO multiple
• MAA is arguably the most
 recession resistant
 – Market mix
 – No development
 – Balance sheet strength
 – Superior dividend coverage

Kirkwood, Houston
Los Rios Park, Dallas
Summary
✓ Proven Platform
 ✓ Strong operations
 ✓ 15 years of success as Public Company
 ✓ Top-Tier Shareholder Returns
✓ Young Portfolio with Growth Upside
✓ Portfolio Strategy Provides Stable and High
 Risk-Adjusted Earnings Platform
✓ Disciplined Capital Allocation Drives High
 Quality of Earnings
✓ Strong Coverage Ratios
✓ Minimal Refinancing Exposure
✓ Solid Balance Sheet Has Company Well
 Positioned for Current Capital Markets Turmoil
✓ In Strong Position to Pursue Attractive
 Investment Opportunities
✓ Attractive Value
✓ Attractive Yield

Statements contained in this presentation, which are not historical facts, are forward-looking statements, as the term is defined in the Private
Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition, acquisitions which may not achieve anticipated results and other risk factors discussed in documents filed with the Securities and Exchange Commission from time to time including the Company’s Annual Report on
Form 10-K and the Company’s Quarterly Report on Form 10-Q. The statements in this presentation are made based upon information currently known to management and the company assumes no obligation to update or revise any of its forward-looking statements.
Safe Harbor Disclosure